Exhibit 99
FOR IMMEDIATE RELEASE

Quad Amends and Extends Bank Debt Agreement to November 2026

SUSSEX, WI, November 2, 2021 — Quad/Graphics, Inc. (NYSE: QUAD) (“Quad/Graphics” or the “Company”), announced today that it has completed the fifth amendment to the Company’s April 28, 2014, bank debt agreement to: (1) reduce the aggregate amount of the existing revolving credit facility from $500 million to $432.5 million, and extend the maturity of a portion of the revolving credit facility such that $90 million under the revolving credit facility will be due on the existing maturity date of January 31, 2024 (the “Existing Maturity Date”) and $342.5 million under the revolving credit facility will be due on November 2, 2026 (the “Extended Maturity Date”); (2) extend the maturity of a portion of the existing term loan facility such that $91.5 million of such term loan facility will be due on the Existing Maturity Date and $483.9 million will be due on the Extended Maturity Date; (3) make certain adjustments to pricing, including an increase of 0.50% to the interest rate margin applicable to the loans maturing on the Extended Maturity Date; (4) modify certain financial and operational covenants; and (5) modify the interest rate provisions relating to the phase-out of LIBOR as a reference rate.

Dave Honan, Quad Executive Vice President and Chief Financial Officer, said: “We are pleased to have completed the amendment of our $1 billion bank debt agreement this week, which extends the existing maturity to November 2026. We are proud of our strong and trusted banking relationships, which provide us with increased financial flexibility to continue to pay down debt while also giving us the ability to make strategic investments to accelerate our position as a marketing solutions partner.”

JPMorgan Chase Bank, N.A., BOFA Securities, Inc., BMO Capital Markets Corp., Citizens Bank, N.A., Fifth Third Bank, PNC Capital Markets LLC, and U.S. Bank National Association were the Lead Arrangers of the bank debt agreement. Foley & Lardner LLP served as legal counsel for the Company, and Sidley Austin LLP served as legal counsel for the lenders.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results, financial condition, sales, earnings, free cash flow, margins, objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of the Company and can generally be identified by the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “project,” “believe,” “continue” or the negatives of these terms, variations on them and other similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control.

The factors that could cause actual results to materially differ include, among others: the negative impacts the coronavirus (COVID-19) has had and will continue to have on the Company’s business, financial condition, cash flows, results of operations and supply chain, as well as the global economy in general (including future uncertain impacts); the impact of decreasing demand for printed materials and significant overcapacity in a highly competitive environment creates downward pricing pressures and potential underutilization of assets; the impact of digital media and similar technological changes, including digital substitution by consumers; the impact of increases in costs (including labor and labor-related costs, energy costs, freight rates and raw materials, including paper and the materials to manufacture ink) and the impact of fluctuations in the availability of raw materials, including paper and the materials to manufacture ink; the impact of inflationary cost pressures and supply chain shortages; the inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of the various restrictive covenants in the Company’s debt facilities on the Company’s ability to operate its business, as well as the uncertain negative impacts COVID-19 may have on the Company’s ability to continue to be in compliance with these restrictive covenants; the impact of increased business complexity as a result of the Company’s transformation to a marketing solutions partner; the impact negative publicity could have on our business; the failure to successfully identify, manage, complete and integrate acquisitions, investment opportunities or other significant transactions, as well as the successful identification and execution of strategic divestitures; the failure of clients to perform under contracts or to renew contracts with clients on favorable terms or at all; the impact of changing future economic conditions; the fragility and decline in overall distribution channels; the impact of changes in postal rates, service levels or regulations, including delivery delays due to ongoing COVID-19 impacts on daily operational staffing at the United States Postal Service; the failure to attract and retain qualified talent across the enterprise; the impact of regulatory matters and legislative developments or changes in laws, including changes in cyber-security, privacy and environmental laws; significant capital expenditures may be needed to maintain the Company’s platforms and processes and to remain technologically and economically competitive; the impact of risks associated with the operations outside of the United States, including costs incurred or reputational damage suffered due to improper conduct of its employees, contractors or agents; the impact of an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of property, plant and equipment and intangible assets; the impact on the holders of Quad’s class A common stock of a limited active market for such shares and the inability to independently elect directors or control decisions due to the voting power of the class B common stock; and the other risk factors identified in the Company’s most recent Annual Report on Form 10-K, which may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission.

Except to the extent required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Quad

Quad (NYSE: QUAD) is a worldwide marketing solutions partner that leverages its 50-year heritage of platform excellence, innovation, strong culture and social purpose to create a better way for its clients, employees and communities. The Company’s integrated marketing platform helps brands and marketers reduce complexity, increase efficiency and enhance marketing spend effectiveness. Quad provides its clients with unmatched scale for client on-site services and expanded subject expertise in marketing strategy, creative solutions, media deployment (which includes a strong foundation in print) and marketing management services. With a client-centric approach that drives the Company to continuously evolve its offering, combined with leading-edge technology and single-source simplicity, the Company has the resources and knowledge to help a wide variety of clients in multiple vertical industries, including retail, publishing, consumer technology, consumer packaged goods, financial services, insurance, healthcare and direct-to-consumer. Quad has multiple locations throughout North America, South America and Europe, and strategic partnerships in Asia and other parts of the world. For additional information visit www.QUAD.com.

Investor Relations Contact

Katie Krebsbach
Investor Relations Manager, Quad
414-566-4247
kkrebsbach@quad.com